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                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 15, 1999, with respect to the consolidated financial statements of Paging Network, Inc., in the Registration Statement on (Form S-4) and related Prospectus of Arch Communications Group, Inc. dated December 21, 1999.

                                          /s/ ERNST & YOUNG LLP

Dallas, Texas
December 21, 1999